EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned, Donghao Yang, Chief Financial Officer of Synutra International, Inc. (the “Registrant”), hereby certifies, to his knowledge, that the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 3, 2011	/s/ Donghao Yang
Name: Donghao Yang
Title: Chief Financial Officer